EXHIBIT 24

                              POWER OF ATTORNEY

   I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, BONNIE WILKINSON and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (1) any and all amendments (including supplements and post-effective amendments) to (a) the Registration Statement on Form S-8 of Meritor Automotive, Inc. ("Meritor") (Registration No. 333-35407) registering under the Securities Act of 1933, as amended (the "Securities Act"), securities to be sold under the Company's 1997 Long-Term Incentives Plan, as amended (formerly the Meritor Automotive, Inc. 1997 Long-Term Incentives Plan), and (b) the Registration Statement on Form S-8 of Meritor (Registration No. 333-35403) registering under the Securities Act securities to be sold pursuant to the Company's Savings Plan, as amended (formerly the Meritor Automotive, Inc. Savings Plan), and (2) one or more Registration Statements on Form S-8 or, if required, Form S-3, registering under the Securities Act securities to be sold under (a) the Company's Employee Stock Benefit Plan, as amended (formerly the Arvin Industries, Inc. Employee Stock Benefit Plan), (b) the Company's 1998 Stock Benefit Plan, as amended (formerly the Arvin Industries, Inc. 1998 Stock Benefit Plan), (c) the Company's 1988 Stock Benefit Plan, as amended (formerly the Arvin Industries, Inc. 1988 Stock Benefit Plan), (d) the Company's Savings Plan, as amended (formerly the Arvin Industries, Inc. Savings Plan), and (e) the Company's Employee Savings Plan, as amended (formerly the Arvin Industries, Inc. Employee Savings Plan), and any and all amendments (including post-effective amendments) and supplements to such Registration Statements.

        SIGNATURE                               TITLE                               DATE

     /s/ Larry D. Yost                          Chairman of the Board and           July 10, 2000
     --------------------------------           Chief Executive Officer
     Larry D. Yost                              (principal executive officer)


     /s/ V. William Hunt                        Vice Chairman and President         July 10, 2000
     --------------------------------           and Director
     V. William Hunt


     /s/ Thomas A. Madden                       Senior Vice President and           July 10, 2000
     --------------------------------           Chief Financial Officer
     Thomas A. Madden                           (principal financial officer)



                                                                1





     /s/ William M. Lowe                        Vice President and Controller             July 10, 2000
     --------------------------------           (principal accounting officer)
     William M. Lowe


                                                Director
     --------------------------------
     Joseph B. Anderson, Jr.


                                                Director
     --------------------------------
     Donald R. Beall

     /s/ Steven C. Beering                      Director                                  July 10, 2000
     --------------------------------
     Steven C. Beering


     /s/ Rhonda L. Brooks                       Director                                  July 10, 2000
     --------------------------------
     Rhonda L. Brooks


     /s/ John J. Creedon                        Director                                  July 10, 2000
     --------------------------------
     John J. Creedon


     /s/ Joseph P. Flannery                     Director                                  July 10, 2000
     --------------------------------
     Joseph P. Flannery


     /s/ Robert E. Fowler, Jr.                  Director                                  July 10, 2000
     --------------------------------
     Robert E. Fowler, Jr.


     /s/ William D. George, Jr.                 Director                                  July 10, 2000
     --------------------------------
     William D. George, Jr.


                                                Director
     --------------------------------
     Ivan W. Gorr


     /s/ Richard W. Hanselman                   Director                                  July 10, 2000
     --------------------------------
     Richard W. Hanselman

                                                                2






     /s/ Charles H. Harff                       Director                                  July 10, 2000
     --------------------------------
     Charles H. Harff


     /s/ Don J. Kacek                           Director                                  July 10, 2000
     --------------------------------
     Don J. Kacek


     /s/ Victoria B. Jackson                    Director                                  July 10, 2000
     --------------------------------
     Victoria B. Jackson


     /s/ James E. Marley                        Director                                  July 10, 2000
     --------------------------------
     James E. Marley


     /s/ James E. Perella                       Director                                  July 10, 2000
     --------------------------------
     James E. Perella


     /s/ Harold A. Poling                       Director                                  July 10, 2000
     --------------------------------
     Harold A. Poling


     /s/ Martin D. Walker                       Director                                  July 10, 2000
     --------------------------------
     Martin D. Walker



















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